EXHIBIT 10.1
                                                                    ------------



                     AMENDMENT NO. 7 TO EMPLOYMENT AGREEMENT

     This Amendment dated March 9, 2009 hereby amends the Employment Agreement dated August 1, 2004 (the "Employment Agreement"), as amended by and between iVoice Technology, Inc., a New Jersey corporation (hereinafter referred to as the "Company"), having an office at 750 Highway 34, Matawan, New Jersey 07747 and Jerome Mahoney, having his office at 750 Rt. 34, Matawan, NJ 07747 (hereinafter referred to as the "Executive").



                              W I T N E S S E T H :

     WHEREAS, the Company and the Executive mutually desire to amend the Employment Agreement; and

     NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

     1. Term. The term of the Executive's employment hereunder shall be extended to July 31, 2016.

     2. All other terms of the Employment Agreement shall remain in full force and effect.



IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date written below.


IVOICE TECHNOLOGY, INC.                      JEROME MAHONEY


By: ___________________                      By:___________________
    Frank Esser
    Title: Director



Date:__________________                      Date:__________________